Exhibit (a)(1)(D)

STOCK OPTION EXCHANGE PROGRAM
ELECTION FORM / NOTICE OF WITHDRAWAL / CHANGE OF ELECTION FORM

OFFER TO EXCHANGE CERTAIN OUTSTANDING STOCK OPTIONS FOR NEW STOCK OPTIONS DATED OCTOBER [__], 2009
IMPORTANT: For each of your outstanding eligible options on this document, please fill in the bubble next to “Exchange” if you wish to exchange the option grant, or fill in the bubble next to “Do Not Exchange” if you do not wish to exchange the option grant and instead wish to retain the option with its current terms. If you do not check either “Exchange” or “Do Not Exchange,” we will interpret this as an election not to exchange the option grant.

Election		Eligible Option
		Grant ID	Type	Grant Date	Exercise Price	# of Shares Subject to
Eligible Option

Exchange ☐	Do Not Exchange ☐	XXXXXXXXXXX	XXXXXX	YYYYDDMM	$XXXXX.XX	XXXXXXXX

Exchange ☐	Do Not Exchange ☐	XXXXXXXXXXX	XXXXXX	YYYYDDMM	$XXXXX.XX	XXXXXXXX

Exchange ☐	Do Not Exchange ☐	XXXXXXXXXXX	XXXXXX	YYYYDDMM	$XXXXX.XX	XXXXXXXX

Exchange ☐	Do Not Exchange ☐	XXXXXXXXXXX	XXXXXX	YYYYDDMM	$XXXXX.XX	XXXXXXXX

Additional grants may be listed on the reverse side. Please be sure to complete your election request for each grant.

Signature 1 - Please keep signature within the box.	Date (mm/dd/yyy)	Daytime Telephone Number
/ /

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Election		Eligible Option
		Grant ID	Type	Grant Date	Exercise Price	# of Shares Subject to
Eligible Option

Exchange ☐	Do Not Exchange ☐	XXXXXXXXXXX	XXXXXX	YYYYDDMM	$XXXXX.XX	XXXXXXXX

Exchange ☐	Do Not Exchange ☐	XXXXXXXXXXX	XXXXXX	YYYYDDMM	$XXXXX.XX	XXXXXXXX

Exchange ☐	Do Not Exchange ☐	XXXXXXXXXXX	XXXXXX	YYYYDDMM	$XXXXX.XX	XXXXXXXX

Exchange ☐	Do Not Exchange ☐	XXXXXXXXXXX	XXXXXX	YYYYDDMM	$XXXXX.XX	XXXXXXXX

Exchange ☐	Do Not Exchange ☐	XXXXXXXXXXX	XXXXXX	YYYYDDMM	$XXXXX.XX	XXXXXXXX

Exchange ☐	Do Not Exchange ☐	XXXXXXXXXXX	XXXXXX	YYYYDDMM	$XXXXX.XX	XXXXXXXX

Exchange ☐	Do Not Exchange ☐	XXXXXXXXXXX	XXXXXX	YYYYDDMM	$XXXXX.XX	XXXXXXXX

Exchange ☐	Do Not Exchange ☐	XXXXXXXXXXX	XXXXXX	YYYYDDMM	$XXXXX.XX	XXXXXXXX

Exchange ☐	Do Not Exchange ☐	XXXXXXXXXXX	XXXXXX	YYYYDDMM	$XXXXX.XX	XXXXXXXX

Exchange ☐	Do Not Exchange ☐	XXXXXXXXXXX	XXXXXX	YYYYDDMM	$XXXXX.XX	XXXXXXXX

Exchange ☐	Do Not Exchange ☐	XXXXXXXXXXX	XXXXXX	YYYYDDMM	$XXXXX.XX	XXXXXXXX

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